UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2010

MONSTER WORLDWIDE, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-34209	13-3906555
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 351-7000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
On January 5, 2010, the United States District Court for the Eastern District of Texas ordered the dismissal without prejudice of the previously disclosed lawsuit filed in May 2008 by Fotomedia Technologies, LLC (the “Plaintiff”) against Tickle, a discontinued business unit of Monster Worldwide, Inc. (the “Company”). The Plaintiff had alleged infringement of three patents through the operation of photo sharing services on a website operated by Tickle. The Plaintiff agreed to voluntarily dismiss its lawsuit against Tickle, but pursuant to the order of dismissal, retains the right to re-file its lawsuit in the future. The Company has discontinued its Tickle business unit, including the website accused of infringement, for reasons unrelated to the lawsuit.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONSTER WORLDWIDE, INC. (Registrant)
By:	/s/ Michael C. Miller
Name: Title:	Michael C. Miller Executive Vice President, General Counsel and Secretary

Date: January 7, 2010

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